Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED October 13, 2014
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2014

Effective October 13, 2014, the Meeder Funds® Statement of Additional Information is amended as follows:

On page 57, the first paragraph is deleted in its entirety and replaced with the following:

“Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Investment Management, Inc., a holding company which is controlled by Robert S. Meeder, Jr. through ownership of common stock. Meeder Investment Management, Inc. conducts business only through its four subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; and Adviser Dealer Services, Inc., a broker-dealer and principal underwriter to the Funds.”

On page 70, prior to the Section entitled “DISTRIBUTION PLANS” the following is inserted:

THE DISTRIBUTOR

Adviser Dealer Services, Inc. (the “Distributor”), whose principal business address is 6125 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the principal underwriter of the shares of the Funds, which are offered continuously, pursuant to an Underwriting Agreement dated October 1, 2014 (the “Underwriting Agreement”). The Distributor is a broker dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. The Underwriting Agreement calls for the Distributor as agent of the Funds to use all reasonable efforts, consistent with its other business, to secure purchasers of the Funds.

Commencing, October 1, 2014, the Distributor is eligible to receive revenues relating to the sale of shares of the Funds pursuant to the Funds’ plan of distribution (“Plan”) adopted by the Funds under Rule 12b-1 under the 1940 Act (described in more detail below). The Distributor received no underwriting commissions or fees under the Plan in the past three fiscal years. Pursuant to the Plan, shares of the Funds bear a Rule 12b-1 fee of up to 0.25% per year of their average net asset value. The Rule 12b-1 fee may be paid to the Distributor and the Distributor may retain some or all of such fees or pay all or a portion of the Rule 12b-1 fee to financial intermediaries.

Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor, its officers, directors and control persons to the extent permitted by applicable law against certain liabilities under the Securities Act, and any other statute or common law.

The Underwriting Agreement was approved by the Board of Trustees for an initial two-year period, and will continue from year to year upon a majority vote of the Trustees, including a majority of the non-interested Trustees at least annually or by a majority of the outstanding shares of the Trust.”

Investors Should Retain this Supplement for Future Reference